SCUDDER
INVESTMENTS(SM)
[LOGO]


-----------------------------
EQUITY/GLOBAL
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Scudder Pacific Opportunities Fund
Fund #073





Annual Report
October 31, 1999



The fund seeks to provide long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      26   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Officers and Directors

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Pacific Opportunities Fund

--------------------------------------------------------------------------------
ticker symbol SCOPX                                              fund number 073
--------------------------------------------------------------------------------



Date of             o    Asian stocks surged in the first half of the calendar
Inception:               year due to favorable liquidity factors and a
12/8/92                  resurgence in economic growth. In the third quarter,
                         however, sentiment was dampened by global interest rate concerns, Daewoo's debt default, and the Taiwan earthquake.

Total Net Assets    o    Despite these short-term difficulties, the long-term
as of 10/31/99:          Asian growth story remains intact. Fund management
$143 million             believes that corporate restructuring, improving
                         macroeconomic fundamentals, and structural reforms should act as catalysts for higher stock prices in the years ahead.

                    o The fund maintained its overweight positions in cyclicals and technology stocks.

Letter from the Fund's President

Dear Shareholders,

Only last year, the crisis in the Asian economies had the global investment community on edge. Negative growth and falling currency exchange rates sparked an outflow of assets from the Asian markets and fueled stories about the region's "meltdown" in the popular press. In such an atmosphere, it is very easy for investors to become nervous and consider selling some of their holdings in favor of investments with a higher degree of safety. Nevertheless, the events of the past year have reinforced the value of a long-term approach and a willingness to use market corrections as an opportunity to buy, not to sell. The Asian stock markets have rebounded with a vengeance in 1999, and currency exchange rates have firmed. In addition, the region's economic growth is picking up, corporate earnings are improving, and the restructuring process that has proven so beneficial to the U.S. and European markets is beginning to gain steam in Asia. As portfolio manager Tien-Yu Sieh discusses in the Q&A that begins on page 8, the outlook for the Asian markets has improved considerably, and the foundation for both stronger earnings and an increased willingness of investors to pay higher multiples for those earnings appears to be in place.

With this as a backdrop, we would like to once again stress the importance of patience and a long-term approach to investing. While equities sometimes produce nerve-wracking volatility over short-term time periods, the long-term trend tends to be upward.

Often, the moments when the outlook appears to be the most bleak can be the best time to buy, as evidenced by the events in the Asian markets over the past two years. Going forward, we encourage shareholders to look past the short-term fluctuations of the markets, and instead focus on the importance of long-term trends such as profit growth, restructuring, reform, and consolidation.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Pacific Opportunities Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Pacific Opportunities Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Scudder Pacific Opportunities Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Pacific             MSCI All Country Asia
             Opportunities Fund        Free Index (excluding Japan)*

                  10000                            10000
                  13542                            16472
                  14757                            19062
                  13174                            17131
                  13538                            18525
                   9677                            12871
                   7339                             9647
                  10312                            14805

                           Yearly periods ended October 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund
--------------------------------------------------------------------------------
1 year                        $ 14,049               40.49%              40.49%
--------------------------------------------------------------------------------
5 year                        $  6,987              -30.13%              -6.92%
--------------------------------------------------------------------------------
Life of Fund**                $ 10,286                2.86%               0.41%
--------------------------------------------------------------------------------
MSCI All Country Asia Free Index (excluding Japan)*
--------------------------------------------------------------------------------
1 year                        $ 15,346               53.46%              53.46%
--------------------------------------------------------------------------------
5 year                        $  7,767              -22.33%              -4.93%
--------------------------------------------------------------------------------
Life of Fund**                $ 14,805               48.05%               5.91%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.
** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER PACIFIC OPPORTUNITIES FUND TOTAL RETURN (%) AND MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN)* TOTAL RETURN (%)

                                  Yearly periods ended October 31

                     1993**  1994    1995   1996   1997   1998   1999
--------------------------------------------------------------------------------
Fund Total           35.08    8.97 -10.73    2.76 -28.52 -24.16  40.49
Return (%)
--------------------------------------------------------------------------------
Index Total          64.72   15.73 -10.14    8.15 -30.52 -25.04  53.46
Return (%)
--------------------------------------------------------------------------------
Net Asset Value      16.21   17.57  15.59   15.93  11.38   8.38  11.76
($)
--------------------------------------------------------------------------------
Income Dividends        --     .08    .10     .10    .01    .30    .02
($)
--------------------------------------------------------------------------------
Capital Gains           --     .01     --      --     --     --     --
Distributions ($)
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the life of Fund total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 6% Cash Equivalents)                        Taiwan, Korea, and Hong
                                                       Kong are, in our view,
Taiwan                      22%                                the three most
Korea                       22%                      progressive economies in
Hong Kong                   19%                                   the region.
India                       11%
Singapore                    8%
United Kingdom               4%
Australia                    3%
Philippines                  3%
China                        2%
Thailand                     2%
Other                        4%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 6% Cash Equivalents)                      The technology sector in
                                                         Asia has provided a
Technology                  28%                         wealth of investment
Financial                   26%                       opportunities, as many
Manufacturing               10%                      companies are poised to
Consumer Staples             8%                        take advantage of the
Communications               6%                     increasing global demand
Energy                       5%                      for personal computers,
Consumer Discretionary       4%                        semiconductor-related
Metals & Minerals            4%                                products, and
Durables                     3%                           telecommunications
Service Industries           2%                                   equipment.
Other                        4%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(27% of Portfolio)                                    The fund's top holdings
                                                           reflect a focus on
  1.  Samsung Electronics Co., Ltd.                             well-managed,
      Electronics manufacturer in Korea                fast-growing companies
                                                         with dominant market
  2.  Taiwan Semiconductor Manufacturing Co.              positions and clear
      Manufacturer of integrated circuits in Taiwan   competitive advantages.

  3.  Legend Holdings Ltd.
      Manufacturer of computer related products in Hong Kong

  4.  Hutchison Whampoa, Ltd.
      Diversified investment holding company in Hong Kong

  5.  Infosys Technologies Ltd.
      Financial and industrial software developer in India

  6.  Li & Fung Ltd.
      Exporter of consumer products in Hong Kong

  7.  Standard Chartered PLC
      International bank in the United Kingdom

  8.  Pohang Iron & Steel Co., Ltd.
      Steel producer in Korea

  9.  Korea Telecom Corp.
      Telecommunication services in Korea

 10.  DBS Group Holdings Ltd.
      Provider of banking and other financing services in Singapore










For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, Tien-Yu Sieh, lead portfolio manager of Scudder Pacific Opportunities Fund, discusses the Fund's strategy and the market environment for the twelve-month period ended October 31, 1999.

Q: After staging quite a comeback over the past year, the Asian markets have slowed down somewhat in recent months. What has been the cause of this?

A: Given the strong performance of Asian equities over the first half of the year, the third quarter slump wasn't surprising. Through June 30, the MSCI All-Country Asia Free (Ex-Japan) Index, which is the fund's benchmark, was up 43.11%. While this gain partially reflected the improved fundamentals of the region, liquidity factors also played a significant role. When the world's major central banks cut interest rates in the wake of last autumn's financial crises, they unleashed a torrent of liquidity that ultimately washed into emerging markets equities. Asia, which had been depressed for months due to the regional crisis that began in 1997, benefited from huge inflows of investment capital. As the region's stock markets took off, even low-quality, debt-ridden names were taken along for the ride.

The benchmark dropped 7.2% in the third quarter, however, marking the beginning of what is likely to be a more challenging investment environment than what we saw in the first half of the year. In this period, three of the strongest performing markets of the second quarter -- Korea, Indonesia, and Thailand -- gave up some of their strong gains as concerns over the handling and ultimate resolution of outstanding financial problems from the crisis ate into investor confidence. Most notably, investors were rattled by the announcement that Daewoo -- the large Korean conglomerate -- had defaulted on $57 billion of debt. While Daewoo's announcement caused short-term disruptions in the market, we believe that it will ultimately fuel an acceleration in the country's reform process. Investors were also frightened by the earthquake in Taiwan, which threatened to disrupt the supply chain of the global technology industry. These fears have also proven to be overblown, since the earthquake is likely to have a smaller impact on the country's economy than was first thought. Once these concerns dissipated in October, the Asian markets again picked up steam along with the rest of the global markets.

We believe that the spotty third quarter returns of Asian equities reflect a return to fundamentals and an increase in the importance of stockpicking, which contrasts to the liquidity-driven gains of the first half of the year. As the recovery deepens, the market will likely differentiate between those companies whose prospects have improved and those whose rebounds have been driven largely by the improvement in the region's macroeconomic outlook. We feel that this shift plays into our strength of bottom-up stockpicking, which should provide a sound platform for strong fund performance going forward.

Q: Is the fundamental long-term backdrop for the region still positive?

A: In our view, absolutely. Looking past the short-term volatility, we feel that the process of economic recovery is still in its early stages, and the fundamental upside that lies ahead is significant enough to justify gains in these markets for years to come. Improving macroeconomic fundamentals should provide a stronger base for growth and overall demand across the region, and the combination of a stronger Japanese economy, domestic structural reform, and improving consumer confidence should lead to upside surprises in both macroeconomic and corporate earnings growth in the coming year. This should in turn result in a greater flow of capital into the region, thereby helping companies to establish a stronger foundation for the future. We anticipate that this virtuous cycle will go a long way to reestablishing the Asian economic miracle -- this time on more orthodox and prudent Western financial terms -- and lay the groundwork for more sustained economic growth in the years ahead.

Q: How did the fund perform in this environment?

A: For the twelve-month period ended October 31, 1999, the fund produced a total return of 40.49%, which trailed the 53.46% return of its unmanaged benchmark. We believe that the fund's underperformance can be attributed to our focus on higher-quality companies in a market where many of the lower-quality names tended to post the best performance. We view this as a short-term anomaly, and are confident that over time our focus on financially sound, well-run companies will pay off.

Q: How is the portfolio positioned right now?

A: As always, we continue to use in-depth, bottom-up research and on-the-ground experience to find the companies that have seized the initiative to improve their competitive position. We utilize a careful stock selection process that focuses on fast-growing companies with superior management teams, dominant market positions, clear competitive advantages, high-or-improving returns on equity, strong balance sheets, and catalysts for positive change. We expect that as the recovery deepens, the difference between these companies and others whose share prices have simply rebounded in line with the improvement in the macroeconomic outlook will become increasingly differentiated.

The fund is heavily weighted in the electronics sector and in selected cyclical companies. Our outlook is positive on the global demand for personal computers, semiconductor-related products, and telecommunications equipment, and many companies in Northern Asia are well positioned to cater to that demand. We believe that Korea's Samsung Electronics and Taiwan Semiconductor are two of the best in this industry. We also continue to favor contract manufacturers such as Compal Electronics, Asustek, and Hon Hai Precision out of Taiwan, in addition to JIT Holdings and Natsteel Electronics of Singapore. All of these companies' client lists include international, blue chip technology firms. In the cyclical sector, we remain very positive on petrochemical companies, such as Shanghai Petrochemical.

We are also finding some very interesting opportunities in the banking sector. There are significant changes taking place among Asia's banks, particularly the larger institutions in some of the more progressive economies such as Hong Kong, Singapore, Taiwan, and to some degree, Korea. Specifically, we are encouraged by the fact that bank managements are becoming more rational. The old model of Asian banking focused on lending to corporations at the expense of the consumer, a practice that was fueled by "crony capitalism" and only served to stifle economic growth and facilitate the creation of industrial overcapacity. Today, however, the leading banks are focusing on consumers, a group that is now being viewed as a better risk. We believe that this new business mix will act as a catalyst not just for improved financial sector earnings, but also for stronger growth in the region as a whole. Our holdings are concentrated in larger regional banks that possess high-quality management teams and low levels of non-performing loans. Larger banks also tend to adhere more closely to international standards, and stand to benefit from both economies of scale and their ability to invest heavily in information technology. Portfolio holdings that fit within this category include HSBC and Standard Chartered, and DBS Bank of Singapore. We believe that the concurrent growth of the region's economy and its largest banks will be a powerful theme in the years ahead.

Q: What is your outlook from here?

A: We see three catalysts for long-term gains in the Asian markets. First, stock prices should benefit from the continued improvement in corporate earnings that will likely be sparked by further economic growth and corporate restructuring. Second, we feel that there is more room for the expansion of the earnings multiples of the best companies, as more enlightened management practices should result in better resource allocation and hence more potent returns to shareholders. Finally, we believe that the growth in the use of technology and the Internet will facilitate substantial gains in productivity over time.

As these processes move forward, it is reasonable to expect continued market volatility. There will be times when expectations overshoot reality, such as the second calendar quarter of this year, and there will be periods of consolidation, which we witnessed in the third quarter. Over time, however, the direction of the region's fundamentals will be upward, and this trend should ultimately be reflected in the long-term performance of stock prices.

Scudder Pacific Opportunities Fund:
A Team Approach to Investing

Scudder Pacific Opportunities Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Tien-Yu Sieh assumed responsibility for the fund's day-to-day management and investment strategies in May 1999. Mr. Sieh joined the Adviser in 1996. Prior to joining the Adviser, Mr. Sieh was an Asian equity analyst for an unaffiliated firm.

Portfolio manager Theresa Gusman joined the Adviser in 1995 and has over 14 years of experience in Pacific Basin investments.

Portfolio manager Elizabeth J. Allan joined the Adviser in 1987 as a member of the portfolio management team concentrating in Asian investments.

Portfolio manager Nicholas Bratt joined the Adviser in 1976 and has over 20 years of experience in global investing. Mr. Bratt has been a member of the fund's team since 1992.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Bottom-Up Investing  An investment style that focuses on the use of research to
              Style assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.
    Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.
          Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.
     Price/Earnings  A widely used gauge of a stock's valuation that indicates
        (P/E) (also  what investors are paying for a company's earning power at
          "earnings  the current stock price. A P/E ratio may be based on a multiple")  company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.
      Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.
          Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                    Principal     Market
                                                                    Amount ($)   Value ($)
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Repurchase Agreements 3.4%
------------------------------------------------------------------------------------------

 Repurchase Agreement with Donaldson, Lufkin & Jenrette
    dated 10/29/1999 at 5.2%, to be repurchased at
    $4,795,077 on 11/1/1999, collateralized by a
    $4,798,000 U.S. Treasury Inflationary Index Note,
    3.625%, 1/15/2008 (Cost $4,793,000) .........................    4,793,000   4,793,000

------------------------------------------------------------------------------------------
Short-Term Notes 2.1%
------------------------------------------------------------------------------------------

 United States
 Federal Home Loan Bank, 5.234%**, 11/1/1999
    (Cost $3,000,000) ...........................................    3,000,000   3,000,000


                                                           Shares
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Common Stocks 94.5%
------------------------------------------------------------------------------------------

 Australia 2.6%
 Broken Hill Proprietary Co., Ltd. (Petroleum and mineral
    exploration and steel production) ...........................      120,600   1,244,862
 Cable & Wireless Optus Ltd.* (Telecommunication
    services) ...................................................      591,700   1,352,905
 Woodside Petroleum Ltd. (Oil and gas producer) .................      191,300   1,151,378
                                                                               -----------
                                                                                 3,749,145
                                                                               -----------
 China 1.9%
 Guangdong Kelon Electric Holdings, Ltd. "H" (Refrigerator
    manufacturer) ...............................................      332,000     294,902
 Shanghai Petrochemical Co., Ltd. "H" (Manufacturer of
    petrochemical and petroleum products) .......................   11,531,000   2,375,077
                                                                               -----------
                                                                                 2,669,979
                                                                               -----------
 Hong Kong 17.5%
 Cheung Kong Holdings Ltd. (Real estate company) ................      225,000   2,049,273
 China Telecommunications Ltd.* (Telecommunication
    services in Hong Kong) ......................................       12,000      41,014
 Citic Pacific Ltd. (Diversified holding company) ...............      645,000   1,673,114
 Dah Sing Financial Group (General banking and property
    investment holding company) .................................      288,800   1,159,959
 Esprit Holdings Ltd. (Designer and manufacturer of high
    quality fashion products) ...................................    2,406,000   2,261,045
 Giordano International Ltd. (Retailer of casual apparel) .......    1,792,000   1,903,193
 Hutchison Whampoa, Ltd. (Diversified investment holding
    company) ....................................................      329,900   3,312,590


    The accompanying notes are an integral part of the financial statements.

                                                                              Market
                                                                 Shares      Value ($)
---------------------------------------------------------------------------------------

 Legend Holdings Ltd. (Manufacturer of computer related
    products) ...............................................   3,299,000    3,546,170
 Li & Fung Ltd.* (Exporter of consumer products) ............   1,820,000    3,186,406
 New World China Land Ltd.* (Property development) ..........     942,920      436,987
 New World Development Co., Ltd. (Property investment
    and development) ........................................     824,095    1,559,500
 New World Infrastructure Ltd.* (Investment in and operation
    of infrastructure projects) .............................     830,400      962,101
 SmarTone Telecommunications Holdings Ltd. (Cellular
    communication services) .................................     451,500    1,592,572
 Sun Hung Kai Properties Ltd. (Real estate developer and
    finance company) ........................................     170,000    1,378,733
                                                                           -----------
                                                                            25,062,657
                                                                           -----------
 India 10.6%
 Corporation Bank (Commercial bank) .........................         100          242
 HDFC Bank Ltd. (Corporate banking and financial
    services) ...............................................         100          210
 Hero Honda Motors Ltd. (Manufacturer of motorized two
    wheelers) ...............................................      73,700    1,953,848
 Hindustan Lever Ltd. (Manufacturer of branded and
    packaged consumer products) .............................      43,600    2,310,639
 ICICI Ltd. (ADR)* (Venture capital firm) ...................     106,700    1,173,700
 Infosys Technologies Ltd. (Financial and industrial software
    developer) ..............................................      20,600    3,296,379
 Mahanagar Telephone Nigam Ltd. (Telecommunication
    services in Delhi and Bombay) ...........................         100          395
 NIIT Ltd. (Designer and distributor of computer software) ..      32,600    1,625,871
 Punjab Tractors Ltd. (Manufacturer of agricultural
    equipment) ..............................................      44,000    1,047,153
 Satyam Computer Services, Ltd.* (Provider of software
    services) ...............................................      83,100    2,434,436
 Satyam Infoway Limited (ADR)* (Provides internet access
    and services to consumers and businesses) ...............       5,809      225,099
 TVS Suzuki Ltd. (Manufacturer of motorcycles and
    mopeds) .................................................      68,700    1,139,199
                                                                           -----------
                                                                            15,207,171
                                                                           -----------
 Indonesia 1.5%
 PT Gudang Garam (Manufacturer and distributor of
    cigarettes) .............................................     254,500      656,293
 Indonesia Satellite Corp. (ADR) (International
    telecommunication services) .............................      27,700      441,469
 PT Indo-rama Synthetics Tbk* (Producer of polyester yarn,
    fiber and fabric) .......................................   3,143,300      782,947

    The accompanying notes are an integral part of the financial statements.

                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 PT Indofood Sukses Makmur Tbk* (Manufacturer of food
    products) ..............................................      271,000      321,626
                                                                           -----------
                                                                             2,202,335
                                                                           -----------
 Korea 20.8%
 Cheil Jedang Corp. (Sugar refiner and major integrated
    food processor) ........................................       27,540    1,584,210
 Dacom Corp.* (Provider of domestic, long-distance services,
    and internet services in Korea) ........................       13,340    1,634,831
 Honam Petrochemical Corp. (Manufacturer of
    polypropylene, polyethylene, and ethylene glycol) ......       83,670    1,618,294
 Kookmin Bank (Commercial bank) ............................      112,750    1,757,753
 Kookmin Bank* (Rights) (b) ................................       11,325       68,922
 Korea Telecom Corp. (ADR)* (Telecommunication services) ...       83,500    2,943,375
 Medison Co., Ltd. (Producer of medical equipment) .........      100,990    1,010,321
 Pacific Corp., Ltd. (Manufacturer of life commodities and
    bio-chemical products) .................................       68,060    1,594,403
 Pohang Iron & Steel Co., Ltd. (Steel producer) (c) ........       24,840    3,041,683
 Samsung Corp.* (Trading company) ..........................       86,660    1,372,689
 Samsung Display Devices Co. (GDR)* (Manufacturer of
    cathode ray tubes) .....................................       68,100      893,813
 Samsung Electronics Co., Ltd. (Electronics manufacturer) ..       40,256    6,711,963
 Samsung Securities Co., Ltd. (Securities company) .........       60,952    2,134,209
 Samsung Securities Co., Ltd.* (Rights) (b) ................       16,914      179,081
 Shinhan Bank (GDR)* (Bank) ................................       70,600    1,509,075
 Ssangyong Oil Refining Co. (Producer of refined oil, lube
    oil, and lubricants) ...................................       79,940    1,819,393
                                                                           -----------
                                                                            29,874,015
                                                                           -----------
 Malaysia 1.6%
 Genting Berhad (Operator of tourist resorts, hotels and
    restaurants) ...........................................      480,100    1,718,253
 Rothmans of Pall Mall Berhad (Manufacturer, importer and
    retailer of tobacco products) ..........................       84,200      587,184
                                                                           -----------
                                                                             2,305,437
                                                                           -----------
 Papua New Guinea 1.3%
 Oil Search Ltd.* (Oil and gas exploration and production) .    1,071,900    1,249,329
 Orogen Minerals Ltd. (Investment company with controlling
    interest in Papua New Guinea gold and oil companies) ...      521,800      558,322
                                                                           -----------
                                                                             1,807,651
                                                                           -----------
 Philippines 2.2%
 Bank of the Philippine Islands (Commercial bank) ..........      433,000    1,144,589
 International Container Terminal Services, Inc.*
    (Containerized cargo handling firm) ....................   10,473,800    1,005,589

    The accompanying notes are an integral part of the financial statements.

                                                                               Market
                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

 Metropolitan Bank and Trust Co. (Commercial bank and
    trust company) ...........................................     134,211    1,004,072
                                                                            -----------
                                                                              3,154,250
                                                                            -----------
 Singapore 7.8%
 Allgreen Properties Ltd.* (Real estate development) .........     896,000      760,144
 Chartered Semiconductor (ADR)* (Manufacturer of
    semiconductors) ..........................................      18,056      599,234
 City Developments Ltd. (Developer of residential, industrial,
    retail and investment properties) ........................     118,000      610,590
 DBS Group Holdings Ltd. (Provider of banking and other
    financing services) ......................................     252,899    2,860,711
 JIT Holdings Ltd. (Manufacturer and distributor of
    electronic products) .....................................   1,265,000    2,085,499
 Keppel Land Ltd. (Property investment and development) ......     496,000      701,324
 Natsteel Electronics Ltd. (Manufacturer of
    telecommunication and network products) ..................     430,000    1,681,709
 Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
    (Commercial bank) ........................................     248,850    1,871,616
                                                                            -----------
                                                                             11,170,827
                                                                            -----------
 Taiwan 20.9%
 ASE Test Ltd. (Provider of testing services to semiconductor
    manufacturers) ...........................................      73,000    1,825,000
 Acer Peripherals, Inc. (Developer and distributor of
    computer peripherals) ....................................   1,017,318    2,710,069
 Asustek Computer Inc. (Manufacturer of computer
    mainboards, audio, video and network cards) ..............     220,439    2,314,193
 Bank Sinopac (Bank) .........................................   2,203,161    1,243,272
 China Petrochemical Development Corp.* (Manufacturer of
    petrochemical products) ..................................     449,900      248,211
 China Steel Corp. (Manufacturer and marketer of steel
    products) ................................................   1,895,000    1,457,692
 China Trust Commercial Bank* (Bank) .........................     607,840      557,634
 Compal Electronics Inc. (Manufacturer and marketer of
    notebook computers and color monitors) ...................     490,053    1,645,354
 Far East Textile Ltd. (Manufacturer of natural and synthetic
    textile products) ........................................   1,998,289    2,734,103
 Formosa Plastics Corp. (Manufacturer of plastics
    materials) ...............................................   1,214,450    2,431,197
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic connectors, cable assemblies and memory
    chips) ...................................................     306,600    2,097,484
 Siliconware Precision Industries Co. (Manufacturer and
    marketer of integrated circuit plates) ...................     891,750    1,602,451
 Taiwan Semiconductor Manufacturing Co. (Manufacturer of
    integrated circuits) .....................................   1,447,710    6,435,281

    The accompanying notes are an integral part of the financial statements.

                                                                              Market
                                                                Shares       Value ($)
---------------------------------------------------------------------------------------

 United Micro Electric Corp., Ltd.* (Manufacturer of
    integrated circuits) ..................................       620,000    1,612,547
 Yang Ming Marine Transport* (Marine transportation) ......     1,905,000    1,063,004
                                                                          ------------
                                                                            29,977,492
                                                                          ------------
 Thailand 1.7%
 BEC World Public Co., Ltd. (Foreign registered) (Holding
    company involved in entertainment and television
    broadcasting) (b) .....................................       251,700    1,563,961
 Thai Farmers Bank Public Co., Ltd.* (Foreign registered)
    (Commercial bank) .....................................       583,200      822,897
                                                                          ------------
                                                                             2,386,858
                                                                          ------------
 United Kingdom 4.1%
 HSBC Holdings PLC (International banking and financial
    services company) .....................................       231,717    2,789,076
 Standard Chartered PLC (Global bank) .....................       223,516    3,132,283
                                                                          ------------
                                                                             5,921,359
                                                                          ------------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $95,629,332)                                     135,489,176
---------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $103,422,332) (a)                143,282,176
---------------------------------------------------------------------------------------

*    Non-income producing security

**   Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $106,821,114. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $36,461,062. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $41,655,312 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,194,250.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,811,964 (1.27% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $1,325,421. These securities may also have certain restrictions as to resale.

(c) Security that has met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at October 31, 1999 was $869,082. The aggregate premium ($59,640) over the local share price ($2,982,043) for the security valued by the Valuation Committee was approximately 0.04% of the Fund's net assets at October 31, 1999.
--------------------------------------------------------------------------------

   Transactions in written options during the year ended October 31, 1999 were:

    Outstanding at:                                   Number of    Premiums ($)
                                                     Contracts
                                                     ------------  -----------
    October 31, 1998 ..............................           --            --
    Contracts written..............................         (269)      (74,524)
    Contracts closed ..............................          269        74,524
    October 31, 1999 ..............................           --            --

    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments, at market (identified cost $103,422,332) ........................   $ 143,282,176
Cash .........................................................................           1,146
Foreign currency holdings, at market (identified cost $1,178,907) ............       1,187,234
Receivable for Fund shares sold ..............................................       2,235,545
Dividends and interest receivable ............................................         189,856
Other assets .................................................................             506
                                                                                 -------------
Total assets .................................................................     146,896,463

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         610,413
Payable for Fund shares redeemed .............................................       1,537,280
Deferred foreign taxes .......................................................       1,145,576
Accrued management fee .......................................................         132,710
Other payables and accrued expenses ..........................................         346,618
                                                                                 -------------
Total liabilities ............................................................       3,772,597
Net assets, at market value ..................................................   $ 143,123,866

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................        (128,040)
Unrealized appreciation (depreciation) on:
  Investments (net of deferred foreign taxes of $1,145,576) ..................      38,714,268
  Foreign currency related transactions ......................................           7,408
Accumulated net realized gain (loss) .........................................     (62,272,732)
Paid-in capital ..............................................................     166,802,962
Net assets, at market value ..................................................   $ 143,123,866

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($143,123,866 /
   12,172,640 shares of capital stock outstanding, $.01 par value, 100,000,000
   shares authorized) ........................................................   $       11.76


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $200,025) ..........   $  1,733,497
Interest (net of foreign taxes withheld of $36,973) ............        548,138
                                                                   ------------
                                                                      2,281,635
                                                                   ------------
Expenses:
Management fee .................................................      1,408,702
Services to shareholders .......................................        806,508
Custodian and accounting fees ..................................        448,606
Directors' fees and expenses ...................................         58,080
Reports to shareholders ........................................         80,998
Auditing .......................................................         84,311
Registration fees ..............................................         49,923
Legal ..........................................................         18,242
Other ..........................................................         47,840
                                                                   ------------
                                                                      3,003,210
Net investment income (loss) ...................................       (721,575)

Realized and unrealized gain (loss) on investment transactions
                                                                   ------------
Net realized gain (loss) from:
Investments ....................................................      2,448,812
Futures ........................................................       (389,378)
Written options ................................................       (253,830)
Foreign currency related transactions ..........................       (889,119)
                                                                   ------------
                                                                        916,485
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $1,145,576) ......     45,407,504
Foreign currency related transactions ..........................        584,772
                                                                   ------------
                                                                     45,992,276
Net gain (loss) on investment transactions .....................     46,908,761

Net increase (decrease) in net assets resulting from
   operations ..................................................   $ 46,187,186


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         Years Ended October 31,
                                                         1999             1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................   $    (721,575)   $     607,308
Net realized gain (loss) from investment
   transactions ..................................         916,485      (44,875,920)
Net unrealized appreciation (depreciation) on
   investment transactions during the period .....      45,992,276       15,501,227
                                                     -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ...............................      46,187,186      (28,767,385)
                                                     -------------    -------------
Distributions to shareholders from net investment
   income ........................................        (314,081)      (3,652,405)
                                                     -------------    -------------
Fund share transactions:
Proceeds from shares sold ........................     461,378,994      488,924,261
Net asset value of shares issued to shareholders
   in reinvestment of distributions ..............         287,106        3,371,465
Cost of shares redeemed ..........................    (477,752,884)    (494,386,113)
Redemption fees ..................................         571,030               --
                                                     -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions ............................     (15,515,754)      (2,090,387)
                                                     -------------    -------------
Increase (decrease) in net assets ................      30,357,351      (34,510,177)
Net assets at beginning of period ................     112,766,515      147,276,692
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $128,040 and undistributed net
   investment income of $273,389, respectively)...   $ 143,123,866    $ 112,766,515

Other Information
-----------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ........      13,463,341       12,936,930
                                                     -------------    -------------
Shares sold ......................................      49,215,178       53,297,255
Shares issued to shareholders in reinvestment of
   distributions .................................          32,540          336,809
Shares redeemed ..................................     (50,538,419)     (53,107,653)
                                                     -------------    -------------
Net increase (decrease) in Fund shares ...........      (1,290,701)         526,411
Shares outstanding at end of period ..............      12,172,640       13,463,341

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years Ended October 31,                  1999(a)  1998(a)  1997(a) 1996(a)   1995
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 8.38   $11.38   $15.93   $15.59  $17.57
                                        --------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)            (.06)     .05     (.04)     .02     .10
  Net realized and unrealized gain        3.41    (2.75)   (4.50)     .42   (1.98)
  (loss) on investment transactions
                                        --------------------------------------------
  Total from investment operations        3.35    (2.70)   (4.54)     .44   (1.88)
Less distributions from:
  Net investment income                   (.02)    (.30)    (.01)    (.10)   (.10)
                                        --------------------------------------------
  Total distributions                     (.02)    (.30)    (.01)    (.10)   (.10)
  Redemption fees                          .05       --       --       --      --
Net asset value, end of period          $11.76   $ 8.38   $11.38   $15.93  $15.59
                                        --------------------------------------------
Total Return (%)                         40.49   (24.16)  (28.52)    2.76  (10.73)

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     143      113      147      329     384
Ratio of operating expenses to average
daily net assets (%)                      2.35     2.46     1.94     1.75    1.74
Ratio of net investment income (loss)     (.56)     .50     (.22)     .12     .65
to average daily net assets
Portfolio turnover rate (%)              121.9    140.9     97.2     95.4    64.0

(a)      Based on monthly average shares outstanding during the period.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Pacific Opportunities (the "Fund") a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options on indices and wrote put options on indices as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain

(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $59,002,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($12,714,000), October 31, 2004 ($4,484,000) and October 31, 2006
($41,736,000), and October 31, 2007 ($68,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. This redemption fee is only applicable to shares purchased on or after May 22, 1999.

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $146,606,012 and $158,645,845, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1999 was $92,057,194.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1999, the fee pursuant to this Agreement amounted to $1,408,702.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $610,048, of which $94,987 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $50,297, of which $13,606 is unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $114,817, of which $19,240 is unpaid at October 31, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $58,080.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 14, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

The Fund paid foreign taxes of $237,000 and earned $237,000 of foreign source income during the year ended October 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*                               Elizabeth J. Allan*
   o  President                                  o  Vice President

 Sheryle J. Bolton                             Irene T. Cheng*
   o  Director; Chief Executive Officer,         o  Vice President
      Scientific Learning Corporation
                                               Joyce E. Cornell*
 William T. Burgin                               o  Vice President
   o  Director; General Partner,
      Bessemer Venture Partners                Susan E. Dahl*
                                                 o  Vice President
 Keith R. Fox
   o  Director; Private Equity                 Philip S. Fortuna*
      Investor                                   o  Vice President

 William H. Luers                              Carol L. Franklin*
   o  Director; Chairman and President,          o  Vice President
      U.N. Association of America
                                               Edmund B. Games, Jr.*
 Kathryn L. Quirk*                               o  Vice President
   o  Director, Vice President and
      Assistant Secretary                      Theresa Gusman*
                                                 o  Vice President
 Joan E. Spero
   o  Director; President, Doris Duke          Ann M. McCreary*
      Charitable Foundation                      o  Vice President

 Thomas J. Devine                              Sheridan P. Reilly*
   o  Honorary Director; Consultant              o  Vice President

 William H. Gleysteen, Jr.                     Shahram Tajbakhsh*
   o  Honorary Director; Consultant;             o  Vice President
      Guest Scholar, Brookings
      Institution                              John Millette*
                                                 o  Vice President and Secretary
 Wilson Nolen
   o  Honorary Director; Consultant            John R. Hebble*
                                                 o  Treasurer
 Robert G. Stone, Jr.
   o  Honorary Director; Chairman              Richard W. Desmond*
      Emeritus and Director, Kirby               o  Assistant Secretary
      Corporation
                                               Caroline Pearson*
                                                 o  Assistant Secretary

                                               *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser




SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.